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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  June 21, 1995



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                    1-6214                No. 13-2553920
(State or other jurisdiction     (Commission File          (IRS Employer
     of incorporation)               Number)             Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 is a Press Release announcing a signed definitive agreement in which Wells Fargo & Company and Nikko Securities Co., Ltd. will sell their joint venture interest in Wells Fargo Nikko Investment Advisors to Barclays Bank PLC of England.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99   Copy of the Press Release announcing the events described in
                    Item 5 of this Form 8-K.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 21, 1995.



                             WELLS FARGO & COMPANY




                             By: /S/ RODNEY L. JACOBS
                                 ---------------------------
                                 Rodney L. Jacobs
                                 Vice Chairman and Chief Financial Officer